UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 5, 2004

                              BELLSOUTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

                     1-8607                            58-1533433
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           (Commission File Number)         (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia         30309-3610
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        (Address of Principal Executive Offices)                   (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement

         On November 5, 2004, BellSouth amended and restated the BellSouth Officer Compensation Deferral Plan ("OCDP"). The amendments, which will be effective January 1, 2005, provide that:

      o The maximum salary deferral percentage allowable for any plan year will be changed to 55% of base salary (from 25% of combined base salary plus bonus).

      o Investment direction elections will be made in specified whole percentages of base salary among all investment options offered under the plan.

      o  The $1,000.00 per year distribution requirement will be eliminated.

      o Participants who invest in the mutual fund option will have unlimited daily fund transfers and investment direction changes.


Item 8.01  Other Events

         On November 8, 2004, BellSouth issued and sold $500,000,000 aggregate principal amount of Floating Rate Notes due 2007, $800,000,000 aggregate principal amount of 4.75% Notes due 2012 and $700,000,000 aggregate principal amount of 6.00% Notes due 2034. The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statements (File No. 333-117772 and 333-67084).

Item 9.01. Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.

     1 Underwriting Agreement dated as of November 8, 2004 between BellSouth Corporation, J. P. Morgan Securities Inc., Lehman Brothers Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters.


     4-a Form of Floating Rate Note


     4-b Form of 2012 Note


     4-c Form of 2034 Note

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President - Finance
      November 10, 2004